UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☑           Soliciting Material Pursuant to §240.14a-12

ASCENTIAL SOFTWARE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐           Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Filed by Ascential Software Corporation Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Ascential Software Corporation
Commission File No.: 000-15325

The purpose of this filing is to clarify that the previously filed slides below were used by Ascential exclusively for an internal employee presentation.

Ascential Software Corporation News Network Call March 14, 2005 Peter Gyenes Chairman and CEO Ascential Software

Safe Harbor This presentation includes forward-looking statements that are subject to factors that could cause actual results to differ materially from those in the forward-looking statements. In addition, new factors emerge from time to time, and it is not possible for the company to predict all such factors. All forward-looking statements speak only as of the date on which the statements are made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In connection with the proposed merger and required stockholder approval, Ascential will file with the SEC a preliminary proxy statement and a definitive proxy statement that will contain important information about the merger. Investors and security holders of Ascential are urged to read the proxy statement, and any other relevant materials filed by the company because they may contain important information about the company and the merger. All documents filed by the company with the SEC may be obtained at the SEC's website at www.sec.gov. Ascential and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the acquisition. Information about the executive officers and directors of the company and their ownership of the company's common stock is set forth in the proxy statement for the Company's 2004 Annual Meeting of Shareholders, filed with the SEC. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the company and its executive officers and directors in the acquisition by reading the preliminary and final proxy statements regarding the acquisition, which will be filed with the SEC.

IBM Acquires Ascential Software Leaders coming together to create a stronger leader Ascential and IBM offer complementary capabilities that together deliver the most comprehensive information integration solution in the industry. Ascential and IBM create extensive customer value that strengthens IBM's leadership in enabling business transformation and new categories of business processes, spanning multiple applications, multiple departments and even multiple companies. "The acquisition of Ascential ....... strengthens our ability to help customers create an environment that delivers the data they need, in the right form, to the right location, and at the right time. That's the mark of an on demand business." - Steve Mills, March 14, 2005

Why sell to IBM Leaders coming together to create a stronger leader The integration market is changing as customers demonstrate a preference for broad solutions that meet enterprise integration requirements IBM recognizes data integration as a strategic component of information and process integration. IBM recognizes the value of Ascential's capabilities Strong market momentum outpacing market growth Strong history of partnership with IBM in product integration and joint sales and marketing Breadth and strength of Ascential's offering, vision and technology leadership Employee talent and compatible organizational culture Together, Ascential and IBM offer the most complete integration solution for customers People Process Information

Value for All Constituencies Shareholders Receive immediate appreciation on their holdings in the company. Customers Continue to receive the best from the best, more so! Gain superior value from industry's broadest and deepest offerings for standards- based business integration across heterogeneous environments Partners Expanded opportunities with IBM's overall integration product portfolio Enhanced support through IBM PartnerWorld program Employees Continue the mission and perpetuate our success, turbocharged! Expanded career opportunities.

Roadmap Targeting close for 2Q 2005 Business unit within IBM's Information Management Software Division Continuation of growth mission Enhanced by IBM scale of resources and go-to-market reach Growth driver for IBM SWG This is The Most Important Quarter!

Welcome to IBM! Janet Perna General Manager IBM Information Management Solutions

IBM Software - 2004 Revenue Gross Profit IBM Total $96.5B $36.0B IBM Software $15.1B $13.2B IBM Revenue IBM Gross Profit Software Software Services, HW... Services, HW... Source: IBM Earnings Publication, January 18, 2005

IBM Software Group

Rational | WebSphere | DB2 | Lotus | Tivoli

- 40,000 Employees
- 40 R&D Locations
  - 25,000 Developers
- 11,000 Sales
- 1,000 Marketing



Dublin
Westgate
Stains
Hursley
Toronto
Ottawa
Lexington
Westford
North Reading
Cambridge
Poughkeepsie
Somers
Hawthorne
Copenhagen
Boeblingen
Paris
Rome
Barcelona
Beijing
Yamato
Shanghai
Bangalore
Singapore
Gold Cost
Pittsburgh
Bethesda
Raleigh
Atlanta
Boca Raton
Rochester
Boulder
Denver
Lenexa
Tuscon
Austin
Portland
Almaden
Menlo Park
Oakland
Burlingame
Cupertino
San Jose

Research & Development Locations

© 2004 IBM Corporation

IBM Information Management Strategy:
Enable Our Clients' Information Infrastructure

Higher Value Solutions: Transactions, Business Intelligence, Content Mgmt., Integration



INFORMATION INFRASTRUCTURE
Information Services
Solution Extensions
▪ Models & Technology
Search & Access
▪ SQL, XQuery, Content, Search
Analysis
▪ OLAP, Mining
▪ Embedded, In-line
Content Control
▪ Archiving; Retention Mgmt.; Doc. Mgmt.; Web Content…
Information Integration
▪ Find ▪ Federate ▪ Transform ▪ Place ▪ Publish
Metadata Mgmt.
Connectivity Services
Information Assets
Databases & Files
Data Warehouses
Content Repositories

- *Solutions*
  - *ISVs, Compliance, Ref. Information, Bus. Integration…*
- *Document Mgr. Records Mgr.…*
- *Alphablox CubeViews Entity Analytics*
- *Information Integrator*

- *DB2 UDB, IDS, U2, IMS*
- *Cloudscape*
- *Data Warehouse Ed.*
- *Content Manager*

10
© 2004 IBM Corporation

Ascential Software is optimized for high-speed, high-volume, parallel data movement, transformation, and data quality WebSphere Information Integrator can call Ascential Software transformations in real-time as part of a SQL statement enabling shared transformations between data movement and federated access Ascential Software integrates with WebSphere Business Integration as part of a SOA, providing complex data movement and transformation within a process step SQL Ascential Software Adds Value to IBM Offerings

IBM Human Resources Deborah Butters, WW Director, Human Resources IBM Information Management Solutions

IBM's Values Our Values at Work: Dedication to every client's success Innovation that matters - for our company and for the world Trust and personal responsibility in all relationships Developed by employees worldwide ValuesJam, Summer 2003: More than 22,000 IBMers participated in three-day online dialogue to define our values Information/input shared via an internal Web site devoted to values; discussion forums continued Result: New shared values that reflect today's IBM

Biggest provider of IT services ($43B), hardware ($28B) and rental and financing ($3B) Who We Are.... World's largest IT research organization, with more than 3,000 scientists and engineers 320,000-plus employees doing business in more than 165 countries 5 Nobel Laureates 7 winners of the National xxxMedal of Technology 4 winners of the National xxxMedal of Science 19 members of the National xxxAcademy of Sciences For the 12th Consecutive year, IBM was the top recipient of U.S. patents, establishing a new record of over 3,400 new patents awarded in 2004

IBM named #1 Training Organization - Training Magazine IBM awards and recognition IBM Named Best in Industry for Working Mothers. 17 years in top 10. - Working Mother Magazine IBM Germany receives first place prize for Equal Opportunities for Women and Men - Ministry of Trade and Commerce of the state of Baden-Wuerttemberg IBM Named #1 Employer by NSBE - 7th Year in a Row. - National Society of Black Engineers Black Engineers Black Engineers Black Engineers Black Engineers Black Engineers IBM Ireland named Top Corporate Citizen - Chambers of Commerce of Ireland

Opportunities at IBM IBM offers unbeatable opportunity for career growth, personal development, and movement into management and non-management leadership positions Significant technical recognition program and dual ladder career progression opportunities Customer-driven software sales and marketing culture Unparalleled potential for career development across multiple IBM businesses

Pay is based on performance Our Rewards Our Rewards How IBM does it Target total cash (base + bonus) Top rewards for best performers Intensive market research Regular reviews Business results drive investment Your pay for performance Competitive base pay Sales commissions Consulting incentives Performance bonus for all other

Our Benefits IBM Benefits Provide a highly competitive package within the IT industry: Broad coverage Employee flexibility Investment opportunities 401(k) Savings Plan (US only) IBM benefits vary by country and region Our Work Life Balance Extensive Flexible Work Options More than 42% of our workforce are covered by flexible workplace practices

Finding More Information IBM extranet site Worldwide HR Q&As Human Resources Transition Manager (in all countries) Bill Hester and team in the U.S. On-boarding sessions for U.S. employees will start soon (internationally in line with local processes/procedures) Two way communication Email box made available for questions Support will be available to you through the transition via your management, Ascential and IBM HR

In Summary. . . You are CRITICAL to our combined success We are counting on your personal leadership and passion for winning You have the knowledge, skills, and expertise to fight the competition We are COMMITTED to thoughtfully managing your transition into IBM IBM will manage all aspects of the transition with your involvement and in full respect of all the different legal, regulatory and country rules and procedures that apply There are strong corporate cultural similarities Significant business relationships and synergies already in place

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT In connection with the proposed merger and required stockholder approval, Ascential Software Corporation (the "Company") will file with the SEC a preliminary proxy statement and a definitive proxy statement that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statement, and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: David Roy, Vice President of Investor Relations, (800) 966-9875 or from the Company's website at www.ascential.com. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the acquisition. Information about the executive officers and directors of the Company and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2004 Annual Meeting of Shareholders, which was filed with the SEC on April 27, 2004. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and final proxy statements regarding the acquisition, which will be filed with the SEC.